Ohio National Fund, Inc.

(the “Fund”)

Supplement dated March 6, 2018 to the

Prospectus and Summary Prospectus, each dated May 1, 2017

Mid Cap Opportunity Portfolio

The following supplements and amends the Fund’s Prospectus and Summary Prospectus, each dated May 1, 2017:

At a meeting held on November 15, 2017, the Board of Directors (the “Board”) of Ohio National Fund, Inc. (the “Fund”) approved changes to the Mid Cap Opportunity Portfolio (the “Portfolio”). Effective May 1, 2018, Janus Capital Management LLC will replace Goldman Sachs Asset Management, L.P. as the sub-adviser for the Portfolio, and the name of the Portfolio will be changed to the ON Janus Henderson Enterprise Portfolio.

Please retain this supplement with your Prospectus for future reference.